TRANSACTIONS WITH RELATED PARTIES	3 Months Ended
Mar. 31, 2022
Related Party Transactions [Abstract]
TRANSACTIONS WITH RELATED PARTIES	TRANSACTIONS WITH RELATED PARTIES
In the ordinary course of business, the Company enters into transactions with related parties to sell products and services. The following table presents the net revenues and cost of revenues associated with our related parties, which are included in our condensed consolidated statement of operations and comprehensive (loss) income (in thousands):

	Three Months Ended March 31,
	2022	2021
Related party revenues - product revenues	$—	$271
Related party revenues - service revenues	162	442
Total related party revenues	162	713

Costs associated with related party revenues - product revenues	—	200
Costs associated with related party revenues - service revenues	138	389
Total costs associated with related party revenues	138	589
Gross profit associated with related party revenues	$24	$124
Transactions with BorgWarner and the JV

In connection with Legacy Romeo’s investment in the JV formed on June 28, 2019 (Note 5), Legacy Romeo entered into a services agreement to provide various professional services to the JV. We have also sold certain products directly to a subsidiary of BorgWarner. On February 4, 2022, we acquired BorgWarner’s ownership share in the JV, which was subsequently dissolved on February 11, 2022. For further information on our acquisition of BorgWarner’s ownership share in the JV, see Note 1. Revenues earned for services rendered to the JV and products sold to BorgWarner were presented in the table above. Accounts receivable from BorgWarner JV was zero and $0.5 million at March 31, 2022 and December 31, 2021, respectively.

Transactions with Heritage Environmental Services and its related parties
On October 2, 2020, we entered into the Battery Recycling Arrangement with HBR, an affiliate of HES, a related party to an investor in Legacy Romeo and an investor of $25.0 million in the PIPE Shares. Immediately following the Business Combination on December 29, 2020, we contributed $35.0 million to HBR. See Note 5 for additional information relating to our contribution to HBR.

In connection with the Battery Recycling Arrangement, we also agreed to fund up to $10.0 million to purchase ten battery electric vehicle (“BEV”) trucks and the charging infrastructure for a one-year pilot program to determine the feasibility of transitioning HES’s or its affiliates’ fleet of trucks from diesel powered vehicles to BEVs. If such pilot program is successful, the parties would enter into an agreement for the procurement through us of at least 500 BEVs on terms acceptable to HBR, HES and us. The participants in the pilot program have been selected, and the parties have entered into agreements to support the pilot program. Development of batteries for the program is underway, and the pilot program is expected to start in the fourth quarter of 2022. During the three months ended March 31, 2022 and 2021, we recorded $0.3 million and no selling, general and administrative expenses incurred for the pilot program, respectively.

Transactions with Michael Patterson and related parties
On April 15, 2021, Michael Patterson ended his employment with Romeo, resigned from all positions he used to hold in the Company, the Board of Directors and the BorgWarner JV board of directors, and we entered into a consulting agreement with him for services to be provided through the end of 2021. On May 5, 2021, we signed a non-binding Memorandum of Understanding with Crane Carrier Company (“CCC”) to explore the terms of a potential commercial relationship in which we would supply batteries to CCC for its electric refuse trucks. CCC was recently acquired by Battle Motors, a company founded by Michael Patterson, and Mr. Patterson is the Chief Executive Officer of both CCC and Battle Motors.